Exhibit 10.3

March 14, 2024

Scilex Holding Company

960 San Antonio Rd.

Palo Alto, CA 94303

Attn: Stephen Ma

VIA EMAIL

RE: Consent under Senior Secured Promissory Note (this “Consent Letter”)

Ladies and Gentlemen:

Reference is made to (i) that certain Securities Purchase Agreement, dated as of September 21, 2023 (the “SPA”), between Scilex Holding Company, a Delaware corporation (the “Company”), Oramed Pharmaceuticals Inc., a Delaware corporation (“Oramed”) as the initial purchaser, and Acquiom Agency Services LLC, a Colorado limited liability company, as agent, (ii) that certain Senior Secured Promissory Note, dated as of September 21, 2023 (the “Note”), issued by the Company to Oramed, as Holder (“Holder”), and (iii) all related Transaction Documents, as defined in the SPA.

Section 1
Definitions. Capitalized terms used but not defined herein are used with the respective meanings assigned to them in the SPA or the Note, as applicable.
Section 2
Limited Consent.
(a)
Notwithstanding any provision to the contrary in the SPA, the Note or any other Transaction Document, the Company and the Holder constituting all Holders under the Note hereby agree as follows:
(i)
In lieu of making that certain principal payment in the amount of $15,000,000 on March 21, 2024 as required pursuant to Section 2(e) of the Note (the “Designated Principal Payment Installment”), the Company may (but shall not be required to) pay such Designated Principal Payment Installment as follows: (A) $11,500,000 of such Designated Principal Payment Installment on or before March 15, 2024 (such amount, the “Initial Portion”), and (B) $3,500,000 upon receipt by the Company of certain designated cash proceeds to be received by the Company, the details of which have been disclosed to the Holders on or prior to the date hereof, and in any event on or before March 21, 2024, and, in each case, the Holders hereby consent thereto; provided, for the avoidance of doubt, that making payment of any portion of such Designated Principal Payment Installment on or before March 21, 2024 shall not constitute the making of a voluntary prepayment under Section 2(f) of the Note and notice of such Designated Principal Payment Installment, any requirement that the Equity Conditions be satisfied, and any requirement to make or pay any Make-Whole Amount, prepayment premium or any penalty, in each case, as described in Section 2(f) of the Note shall not be applicable with respect to the Designated Principal Payment Installment, and the Holder hereby waives any such requirements with respect to the Designated Principal Payment Installment.
(ii)
Upon receipt of the Initial Portion of the Designated Principal Payment Installment in accordance with the terms of Section 2(a)(i) above, the Holder hereby consents and agrees that, notwithstanding the minimum Liquidity requirements set forth in Section 7(b)(x) of the Note, the Company and its Subsidiaries shall be required to maintain the following minimum Liquidity during the specified time periods, rather than and in lieu of the current requirements set forth in Section 7(b)(x) of the Note: (i) from and after March 1, 2024 until May 1, 2024, $0, (ii) from and after May 1, 2024 until June 1, 2024, $1,000,000 of Liquidity, (iii) from and after June 1, 2024 until June 21, 2024, $2,500,000 of Liquidity, and (iv) on June 21, 2024 and at all times thereafter, $5,000,000 of Liquidity; provided, that the foregoing consent shall be rescinded and of no further force and effect and the requirements set forth in Section 7(b)(x) of the Note shall be reinstated to the extent the full amount of the Designated Principal Payment Installment is not paid on or before March 21, 2024.
(b)
The foregoing limited consent (i) is a one-time consent, (ii) is expressly limited to the transactions described above in Section 2(a), (iii) shall not be deemed or otherwise construed to constitute a consent to any other transaction, whether or not similar to the transactions described above in Section 2(a) and (iv) shall not operate as a waiver of any right, power or remedy of the Agent or any Holder under the Note, any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver, release or modification of the Company’s or any Subsidiary’s obligations to comply with all terms and conditions of the Note and other Transaction Documents, except as expressly set forth herein. The Agent and the Holders have granted the limited consent set forth in Section 2(a) in this particular instance and in light of the facts and circumstances that presently exist, and the grant of such consent shall not constitute a course of dealing or impair the Agent’s or any Holder’s right to withhold any similar consent in the future.
Section 3
Affirmation.
(a)
Except as specifically consented to pursuant to Section 2 hereof, the Company hereby expressly reaffirms, as of the date hereof, all its covenants and agreements contained in the Note and each Transaction Document and agrees that none of its covenants and agreements set forth in the Note or any other Transaction Document shall be reduced or limited by the execution and delivery of this Consent Letter.
(b)
The Company (on behalf of itself and its Subsidiaries) hereby (i) affirms that each of the Liens granted in or pursuant to the Security Documents are valid and subsisting, and (ii) agrees that this Consent Letter and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Security Documents and such Liens continue unimpaired with the same priority to secure repayment of all Obligations in accordance with the Transaction Documents, whether heretofore or hereafter incurred.
Section 4
Miscellaneous.
(a)
Section headings in this Consent Letter are included herein for convenience of reference only and shall not constitute a part of this Consent Letter for any other purposes.
(b)
This Consent Letter may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Consent Letter or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures hereto delivered by electronic transmission shall be deemed an original signature hereto.
(c)
No waiver or modification hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed by all of the parties hereto or thereto.
(d)
From and after the date on which this Consent Letter shall be effective, the term “Transaction Documents” in the Note and the other Note Documents shall include, without limitation, this Consent Letter and any agreements, instruments and other documents executed and/or delivered in connection herewith.
(e)
The terms and provisions of Section 9(D) (Governing Law) of the note are hereby incorporated herein by reference and shall apply to this Consent LETTER mutatitis mutandis as if fully set forth herein.

(f)
The Company has agreed to reimburse Holder upon the execution of this Consent Letter for its reasonable and documented out-of-pocket legal costs, fees and expenses actually incurred by the Holder in connection with this Consent Letter.

[Remainder of Page Intentionally Left Blank]

Sincerely,

ORAMED PHARMACEUTICALS INC.

By: /s/ Nadav Kidron
Name: Nadav Kidron
Title: CEO

By: /s/ Josh Hexter
Name: Josh Hexter
Title: COO

Address for Notice:

1185 Avenue of the Americas,

Third Floor

New York, NY 10036

Attn: Josh Hexter

Email: nadav@oramed.com

josh@oramed.com

david@oramed.com

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attn: Ehud Barak; James Gerkis; Grant Darwin; Philip Kaminski

E-mail: ebarak@proskauer.com; jgerkis@proskauer.com; gdarwin@proskauer.com; pkaminski@proskauer.com

[Signature Page to Consent Letter]

SCILEX HOLDING COMPANY

By: /s/ Jaisim Shah

Name: Jaisim Shah
Title: Chief Executive Officer and President

960 San Antonio Rd.
Palo Alto, CA 94303
Attention: Stephen Ma
Telephone: (408)891-8341
Email: sma@scilexholding.com

with a copy to (which shall not constitute notice) to:

Paul Hastings LLP

1117 S. California Avenue

Palo Alto, CA 94304

Attention: Elizabeth Razzano

Telephone: (650) 320-1895

Email: elizabethrazzano@paulhastings.com

[Signature Page to Consent Letter]